10f-3 securities

Credit Suisse Asset Management Income Fund


Portfolio
Credit Suisse Asset Management Income Fund
Security
CD&R Waterworks Merger
Date Purchased
7/19/2017
Price per Share
100.00
Shares Purchased by the Portfolio
325
Total Principal Purchased by the Portfolio
325,000.00
% of Offering Purchased by the Portfolio
0.14%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
99.83
Shares Purchased by the Portfolio
1950
Total Principal Purchased by the Portfolio
1,946,626.50
% of Offering Purchased by the Portfolio
0.04%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
AT&T Inc
Date Purchased
7/27/2017
Price per Share
99.83
Shares Purchased by the Portfolio
975
Total Principal Purchased by the Portfolio
973,313.25
% of Offering Purchased by the Portfolio
0.02%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
MPT Operating Partnership L.P.
Date Purchased
9/7/2017
Price per Share
100.00
Shares Purchased by the Portfolio
600
Total Principal Purchased by the Portfolio
600,000.00
% of Offering Purchased by the Portfolio
0.04%
Broker
JPMorgan Chase Bank
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Tronox Finance PLC
Date Purchased
9/14/2017
Price per Share
100.00
Shares Purchased by the Portfolio
975
Total Principal Purchased by the Portfolio
975,000.00
% of Offering Purchased by the Portfolio
0.22%
Broker
Citigroup Global Markets
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
NextEra Energy Operating Partners, LP
Date Purchased
9/18/2017
Price per Share
100.00
Shares Purchased by the Portfolio
350
Total Principal Purchased by the Portfolio
350,000.00
% of Offering Purchased by the Portfolio
0.06%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Multi-Color Corp
Date Purchased
9/20/2017
Price per Share
100.00
Shares Purchased by the Portfolio
1000
Total Principal Purchased by the Portfolio
1,000,000.00
% of Offering Purchased by the Portfolio
0.17%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Wind Tre S.p.A.
Date Purchased
10/24/2017
Price per Share
100.00
Shares Purchased by the Portfolio
1550
Total Principal Purchased by the Portfolio
1,550,000.00
% of Offering Purchased by the Portfolio
0.08%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Endeavor Energy Resources, L.P.
Date Purchased
11/28/2017
Price per Share
100.00
Shares Purchased by the Portfolio
500
Total Principal Purchased by the Portfolio
500,000.00
% of Offering Purchased by the Portfolio
0.10%
Broker
Goldman Sachs & Co
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Post Holdings Inc
Date Purchased
11/28/2017
Price per Share
100.00
Shares Purchased by the Portfolio
300
Total Principal Purchased by the Portfolio
300,000.00
% of Offering Purchased by the Portfolio
0.03%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Telenet Finance Luxembourg Notes
Date Purchased
11/29/2017
Price per Share
100.00
Shares Purchased by the Portfolio
1800
Total Principal Purchased by the Portfolio
1,800,000.00
% of Offering Purchased by the Portfolio
0.18%
Broker
Deutsche Bank Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Cleveland-Cliffs Inc
Date Purchased
12/5/2017
Price per Share
99.35
Shares Purchased by the Portfolio
1550
Total Principal Purchased by the Portfolio
1,539,878.50
% of Offering Purchased by the Portfolio
0.39%
Broker
Banc of America Securities
Member
Joint Lead Manager


Portfolio
Credit Suisse Asset Management Income Fund
Security
Trident Merger Sub, Inc
Date Purchased
12/10/2017
Price per Share
100.00
Shares Purchased by the Portfolio
400
Total Principal Purchased by the Portfolio
400,000.00
% of Offering Purchased by the Portfolio
0.15%
Broker
Jefferies & Company
Member
Joint Lead Manager